Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions [Abstract]
Acquisitions
Acquisitions

During the year ended December 31, 2012, Piedmont's acquisition activity consisted of purchasing tracts of undeveloped land. On June 28, 2012, Piedmont purchased undeveloped land adjacent to the Medici building in Atlanta, Georgia for a purchase price of approximately $2.5 million. The undeveloped land consists of approximately 2.01 acres, is zoned for office and accessory use, and has a site plan approved for approximately 249,000 square feet.

On October 15, 2012, Piedmont purchased undeveloped land adjacent to the Glenridge Highlands II building in Atlanta, Georgia for a purchase price of approximately $1.7 million. The land consists of approximately 3.0 acres, is zoned for office use, and has a site plan approved for approximately 113,000 square feet.